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                                                                      EXHIBIT 21
                                                                      ----------

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                                                   JURISDICTION OF
                                                  INCORPORATION OR
  NAME OF SUBSIDIARY                               ORGANIZATION
  ------------------                            ----------------------

  Old National Bank in Evansville               United States of America

  The Merchants National Bank of Terre Haute    United States of America

  First-Citizens Bank & Trust Company           Indiana

  People's Bank & Trust Company                 Indiana

  The Rockville National Bank                   United States of America

  Clinton State Bank                            Indiana

  Gibson County Bank                            Indiana

  Security Bank & Trust Company                 Indiana

  Farmers Bank & Trust Company                  Kentucky

  The Peoples National Bank in Lawrenceville    United States of America

  First State Bank of Greenville                Kentucky

  Morganfield National Bank                     United States of America

  The First National Bank of Harrisburg         United States of America

  Security Bank & Trust Company                 Illinois

  Farmers Bank & Trust Company                  Kentucky

  United Southwest Bank                         Indiana

  Bank of Western Indiana                       Indiana

  Palmer-American National Bank of Danville     United States of America

  Dubois County Bank                            Indiana

  Indiana State Bank of Terre Haute             Indiana

  Orange County Bank                            Indiana
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  The First National Bank of Oblong                 United States of America

  The Citizens National Bank of Tell City           United States of America

  Indiana Old National Insurance Company            Arizona

  Old National Realty Company, Inc.                 Indiana

  Old National Service Corporation                  Indiana

  Old National Trust Company                        Indiana

  Old National Trust Company, Illinois              Illinois

  Old National Trust Company, Kentucky              Kentucky


  MM:SS-38061-1